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                                                                   EXHIBIT 23.2



INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in this Registration Statement of Community West Bancshares on Form S-8 of our report dated January 31, 1997, (except for Note 15, as to which the date is March 26, 1997) appearing in the Annual Report on Form 10-K of Goleta National Bank for the year ended December 31, 1996.

DELOITTE & TOUCHE LLP


Los Angeles, California
December 31, 1997












                                  EXHIBIT 23.2